EXHIBIT 99.1

TRIANGLE PETROLEUM ANNOUNCES

REINCORPORATION INTO DELAWARE AND

DATE OF THIRD QUARTER FISCAL YEAR 2013 EARNINGS

AND CONFERENCE CALL

Denver, Colorado, December 3, 2012 – Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) has changed its state of incorporation from Nevada to Delaware by merging with and into its wholly-owned Delaware incorporated subsidiary with the same name (the “Reincorporation”). The Reincorporation was consummated pursuant to the terms of an Agreement and Plan of Merger between the Nevada and Delaware corporations and was effective at 11:59 PM EST on November 30, 2012 (the “Effective Time”). Triangle will continue to operate its business as it existed immediately prior to the Reincorporation, and shares of Triangle common stock continue to be listed on the NYSE MKT under the symbol “TPLM.”

At the Effective Time, each issued and outstanding share of common stock of the Nevada corporation was automatically converted into one share of common stock the Delaware corporation. Each outstanding certificate representing shares of the Nevada corporation was deemed, without any action by the stockholders, to represent the same number of shares of the Delaware corporation. Triangle stockholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.

In connection with the Reincorporation, the number of authorized shares of common stock was increased from 70,000,000 shares under the Nevada corporation’s Articles of Incorporation, as amended, to 140,000,000 shares of common stock under the Delaware corporation’s Certificate of Incorporation. The Reincorporation and Triangle’s new Delaware Bylaws and Certificate of Incorporation, which include the increase in authorized common stock, were approved by Triangle’s stockholders at the 2012 Annual Meeting of Stockholders held on November 16, 2012.

Additionally, Triangle will host a conference call on Monday, December 10, 2012 at 8:30 AM MST (10:30 AM EST) to provide an operational update and financial results of Triangle’s third quarter fiscal year 2013, followed immediately by a question and answer session. Triangle expects to issue a press release providing the operational update and financial results prior to the conference call, which press release will be available upon issuance on Triangle’s homepage at www.trianglepetroleum.com.

Interested parties may dial-in using the conference call number (866) 831-6247 (participant passcode # 57347435). International parties may dial-in using (617) 213-8856.

A recording of the conference call will be available through December 13, 2012 at (888) 286-8010 (participant passcode # 95037695). For international participants, the encore dial-in number is (617) 801-6888 (participant passcode # 95037695).

About Triangle

Triangle Petroleum Corporation (NYSE MKT: TPLM) is a high-growth oriented energy company with a current strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. Triangle has acquired approximately 86,000 net acres in the Williston Basin. For more information, visit Triangle’s Web site at www.trianglepetroleum.com.

Forward-Looking Statements Disclosure

Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Contact

Triangle Petroleum Corporation

Mike Grijalva, VP of Capital Markets

303-260-7125

info@trianglepetroleum.com